Exhibit 99.4

STRICTLY CONFIDENTIAL – SUBJECT TO CONFIDENTIALITY AGREEMENTS – PRELIMINARY – SUBJECT TO SUBSTANTIAL REVISION Results Driven. Manufacturing Focused. Supplemental Diligence Request – Subject to Blowout DRAFT July 2019 www.sanchezenergycorp.com

STRICTLY CONFIDENTIAL – SUBJECT TO CONFIDENTIALITY AGREEMENTS – PRELIMINARY – SUBJECT TO SUBSTANTIAL REVISION Legal Disclaimers This Presentation is being provided to potential investors to assist them in their investigation of Sanchez Energy Corporation in accordance with procedures established by us and Moelis & Company LLC (“Moelis”). This Presentation does not purport to contain all of the information that may be required to evaluate all of the factors that would be relevant to a recipient considering entering into any transaction with us and any recipient hereof should conduct its own investigation and analysis. The distribution and use by each recipient of the information contained herein and any other information provided to the recipient by us or Moelis is governed by a confidentiality agreement, a copy of which has been executed and delivered by each recipient and which strictly limits the circulation and copying of the information contained in this Presentation. IF YOU HAVE NOT EXECUTED AND DELIVERED SUCH A CONFIDENTIALITY AGREEMENT, YOU HAVE RECEIVED THIS PRESENTATION IN ERROR. IF SO, PLEASE NOTIFY US OR MOELIS IMMEDIATELY AND RETURN THIS PRESENTATION TO US. Except as provided in such confidentiality agreement, this Presentation may not be distributed, reproduced or used without our express consent or for any purpose other than the evaluation of a potential transaction (as described in such confidentiality agreement) by the person to whom this Presentation has been provided. The business plan and other materials set forth or referenced herein have been prepared to facilitate discussions with certain of the Company’s stakeholders regarding a potential financial restructuring transaction and do not reflect a formal budget or work plan approved by the Board of Directors; accordingly, such materials should be considered illustrative in draft form subject to material change, and the Company does not undertake the obligation or intend to provide public updates to these materials. Forward-Looking Statements. This presentation contains “forward looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward looking statements. These statements are based on certain assumptions we made based on management’s experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this presentation, words such as “will,” “potential,” “believe,” “estimate,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “predict,” “forecast,” “budget,” “guidance,” “project,” “profile,” “model,” “strategy,” “future” or their negatives or the statements that include these words or other words that convey the uncertainty of future events or outcomes, are intended to identify forward looking statements, although not all forward looking statements contain such identifying words. In particular, statements, express or implied, concerning our future operating results and returns or our ability to replace or increase reserves, increase production, or generate income or cash flows, service our debt and other obligations and repay or otherwise refinance such obligations when due or at maturity, operational and commercial benefits of our partnerships, expected benefits from acquisitions, including the transactions we closed in the first quarter of 2017 (the “Comanche Acquisition”) whereby we, along with an entity controlled by The Blackstone Group, L.P. (“Blackstone”), Gavilan Resources, LLC (“Gavilan”), acquired assets from Anadarko E&P Onshore LLC and Kerr-McGee Oil and Gas Onshore LP (“Anadarko”), and our strategic relationship with Sanchez Midstream Partners LP (“SNMP”) are forward looking statements. Forward looking statements are not guarantees of performance. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Although we believe that the expectations reflected in our forward looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Important factors that could cause our actual results to differ materially from the expectations reflected in the forward looking statements include, among others: the timing and extent of changes in prices of, and demand for, crude oil and condensate, natural gas liquids (“NGLs”), natural gas and related commodities; our ability to successfully execute our business and financial strategies; our ability to comply with the financial and other covenants in our debt instruments, to repay our debt, and to address our liquidity needs, particularly if oil and natural gas prices remain volatile and/or depressed; the extent to which we are able to engage in successful strategic alternatives to improve our balance sheet and satisfy our obligations under our debt instruments; the extent to which we are able to pursue drilling plans and acquisitions that are successful in maintaining and economically developing our acreage, producing and replacing reserves and achieving anticipated production levels; our ability to successfully integrate our various acquired assets into our operations and realize the benefits of those acquisitions to fully identify existing and potential issues or liabilities and to accurately estimate reserves, production and costs with respect to such assets; our ability to access the credit and capital markets to obtain financing on terms we deem acceptable, if at all, and to otherwise satisfy our capital expenditure, debt service and other funding requirements through internally generated cash flows, asset sales and other activities; the extent to which our listing on an over-the-counter securities exchange rather than a national securities exchange will impair our access to equity markets and ability to obtain financing; our ability to utilize the services, personnel and other assets of Sanchez Oil & Gas Corporation (“SOG”) pursuant to an existing services agreement; SOG’s ability to retain personnel and other resources to perform its obligations under that services agreement; the realized benefits of our partnerships and joint ventures, including our transactions with SNMP and our partnership with affiliates of Blackstone; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may, therefore, be imprecise; the effectiveness of our internal control over financial reporting; the extent to which we can optimize reserve recovery and economically develop our properties utilizing horizontal and vertical drilling, advanced completion technologies, hydraulic stimulation and other techniques; the availability, proximity and capacity of, and costs associated with, gathering, processing, compression and transportation facilities; our ability to successfully execute our hedging strategy and the resulting realized prices therefrom; the availability, creditworthiness and performance of our counterparties, including financial institutions, operating partners and other parties; the extent to which requests for credit assurances, or minimum volume commitments or “take-or-pay” obligations in excess of our oil and natural gas deliveries to, or transportation needs from, our contractual counterparties could have a material adverse effect on our business, financial condition and results of operations; competition in the oil and natural gas exploration and production industry generally and with respect to the marketing of crude oil, natural gas and NGLs, acquisition of leases and properties, attraction and retention of employees and other personnel, procurement of equipment, materials and services and, related thereto, the availability and cost of employees and other personnel, equipment, materials and services; the extent to which our production, revenue and cash flow from operating activities are concentrated in a single geographic area; developments in oil producing and natural gas producing countries, the actions of the Organization of Petroleum Exporting Countries and other factors affecting the supply and pricing of oil and natural gas; the extent to which third-party operators operate our crude oil and natural gas properties successfully and economically; our ability to manage the financial risks where we share with more than one party the costs of drilling, equipping, completing and operating wells, including with respect to the assets acquired in the Comanche Acquisition (“Comanche Assets”); the use of competing energy sources, the development of alternative energy sources and potential economic implications and other effects therefrom; results of litigation filed against us or other legal proceedings or out-of-court contractual disputes to which we are party; the extent to which we incur uninsured losses and liabilities or losses and liabilities in excess of our insurance coverage, including losses related to sabotage, terrorism or other malicious intentional acts (including cyber-attacks) that disrupt operations; the impact of, and changes in, government policies, laws and regulations, including tax laws and regulations, environmental laws and regulations relating to air emissions, waste disposal, hydraulic fracturing and access to and use of water, laws and regulations imposing conditions and restrictions on drilling and completion operations and laws, regulations, restrictions and guidelines with respect to derivatives, hedging activities and commercial lending standards; and the other factors described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and any updates to those factors set forth in our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. In light of these risks, uncertainties and assumptions, the events anticipated by our forward-looking statements may not occur, and, if any of such events do, we may not have correctly anticipated the timing of their occurrence or the extent of their impact on our actual results. Accordingly, you should not place any undue reliance on any of our forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. Oil and Gas Reserves. The Securities and Exchange Commission (“SEC”) requires oil and gas companies, in their filings with the SEC, to disclose “proved oil and gas reserves” (i.e., quantities of oil and gas that are estimated with reasonable certainty to be economically producible) and permits oil and gas companies to disclose “probable reserves” (i.e., quantities of oil and gas that are as likely as not to be recovered) and “possible reserves” (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). We may use certain terms in this presentation, such as “resource potential” or “EURs” that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. The calculation of resource potential, EURs and any other estimates of reserves and resources that are not proved, probable or possible reserves are not necessarily calculated in accordance with SEC guidelines. Investors are urged to consider closely the disclosure in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018. Non-GAAP Measures. Included in this presentation are certain non-GAAP financial measures as defined under SEC Regulation G. Investors are urged to consider closely the disclosure in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any reconciliation to GAAP measures provided in this presentation. 2

STRICTLY CONFIDENTIAL – SUBJECT TO CONFIDENTIALITY AGREEMENTS – PRELIMINARY – SUBJECT TO SUBSTANTIAL REVISION

Reserve Summary (Restricted Group)

Year-End 2018 Ryder Scott 1P Report [(1)]

Reserve and PV10 Summary
($ in millions)

Reserve Category	Reserves: Oil MMBbls	Reserves: Gas Bcf	Reserves: NGL MMBbls	Reserves: Equiv. MMBoe	Capital Expenditures $MM	Economic Locations[(2)] #	PV-0[(3)] $MM	PV-10 $MM	PV-15 $MM	PV-20 $MM	PV-25 $MM
PDP											
Comanche	4	16	3	10	$--		($19)	$43	$44	$44	$42
Catarina	17	195	34	83	3		387	322	287	259	236
Maverick	6	1	--	7	--		159	118	103	92	84
Palmetto	--	--	--	--	--		6	4	4	3	3
Other	--	--	--	--	--		6	3	3	2	2
Total PDP	**28**	**212**	**37**	**100**	**3**		**539**	**489**	**441**	**400**	**366**
PDSI	--	1	--	--	3		(2)	(1)	(1)	(1)	(1)
PUD											
Comanche	14	62	11	36	329	436	396	46	10	(11)	(25)
Catarina	35	283	49	131	1,098	189	603	88	(10)	(68)	(102)
Maverick	8	--	--	8	206	45	102	3	(12)	(19)	(23)
Palmetto	2	3	1	3	47	18	28	8	4	1	(1)
Total PUD	**59**	**347**	**61**	**177**	**1,680**	**688**	**1,129**	**146**	**(8)**	**(97)**	**(150)**
Total Proved	**86**	**560**	**98**	**277**	**$1,686**	**688**	**$1,665**	**$634**	**$431**	**$302**	**$215**

Note: The format and columns in this reserve summary was requested by advisors to the Ad Hoc First Lien Noteholders Group. This should not be taken as the Company's selected format or categories, including the illustrative present values which were selected by the advisors to the Ad Hoc First Lien Noteholders Group.

(1) Represents year-end 2018 Ryder Scott 1P reserve report for restricted subsidiaries using an effective date of 1/1/19 and strip pricing as of 6/27/19.

(2) Economic locations reflects gross undeveloped drilling locations that result in a 10% or greater IRR.

(3) Included in the PDP reserve category are recurring field level expenses that are not directly attributable to wells. These field level expenses are a modeled separately from individual wells in the databases and have an outsized negative impact in the PV-0 illustrative scenario.

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STRICTLY CONFIDENTIAL – SUBJECT TO CONFIDENTIALITY AGREEMENTS – PRELIMINARY – SUBJECT TO SUBSTANTIAL REVISION

Reserve Summary (Restricted Group)

3P Management Case [1]

Reserve and PV10 Summary
($ in millions)

	Reserves				Capital	Economic					
Reserve Category	**Oil** *MMBbls*	**Gas** *Bcf*	**NGL** *MMBbls*	**Equiv.** *MMBoe*	**Expenditures** *$MM*	**Locations[2]** *#*	**PV-0[3]** *$MM*	**PV-10** *$MM*	**PV-15** *$MM*	**PV-20** *$MM*	**PV-25** *$MM*
PDP											
Comanche	6	19	4	13	$--		$79	$104	$94	$86	$79
Catarina [4]	19	222	38	94	--		483	441	384	341	308
Maverick	7	1	--	8	--		115	120	105	94	85
Palmetto	1	1	--	1	12		9	7	5	5	4
Other	--	--	--	--	--		3	2	1	1	1
Total PDP	**32**	**243**	**42**	**115**	**12**		**690**	**673**	**590**	**526**	**477**
PDSI	--	2	--	1	--		9	4	3	3	2
Development											
Comanche	57	270	53	155	1,261	2,152	1,307	70	20	--	(10)
Catarina [4]	48	432	75	195	1,535	353	1,272	199	63	(10)	(52)
Maverick	142	20	4	149	3,441	816	2,936	199	47	3	(9)
Palmetto	6	5	1	7	184	--	2	(22)	(25)	(26)	(26)
Total Development	**252**	**727**	**132**	**506**	**6,420**	**3,321**	**5,516**	**446**	**106**	**(33)**	**(98)**
Total Reserves	**285**	**972**	**175**	**622**	**$6,433**	**3,321**	**$6,215**	**$1,124**	**$699**	**$495**	**$381**

Note: The format and columns in this reserve summary was requested by advisors to the Ad Hoc First Lien Noteholders Group. This should not be taken as the Company's selected format or categories, including the illustrative present values which were selected by the advisors to the Ad Hoc First Lien Noteholders Group.

(1) Management case for restricted subsidiaries using an effective date of 4/1/19 and strip pricing as of 6/27/19.

(2) Economic locations reflects gross undeveloped drilling locations that result in a 10% or greater IRR.

(3) Included in the PDP reserve category are recurring field level expenses that are not directly attributable to wells. These field level expenses are a modeled separately from individual wells in the databases and have an outsized negative impact in the PV-0 illustrative scenario.

(4) Estimated split of PV10 between Central/East and West Catarina is 56% ($418mm) and 44% ($335mm), respectively. Estimated split of PDP PV10 between Central/East and West Catarina is 48% ($266mm) and 52% ($284mm), respectively. Both the PV 10 and PDP PV10 estimated splits ignores field level expenses that are allocated to the entire field of PV10 (-$109mm). Total net production volumes estimated split between Central/East and West Catarina is 51% and 49%, respectively. Please note that blended marketing and LOE rate assumptions are applied to all wells in Catarina.

4

STRICTLY CONFIDENTIAL – SUBJECT TO CONFIDENTIALITY AGREEMENTS – PRELIMINARY – SUBJECT TO SUBSTANTIAL REVISION Projected Central/Eastern Catarina Gross Wellhead Gas Volumes Central/Eastern Gross Wellhead Gas Volumes (MMcf) 5,493 4,890 5,815 6,228 7,195 7,179 7,344 7,120 8,418 7,456 Central/Eastern Gross Wellhead Gas Volumes (MMcf) 6,565 6,726 7,430 6,600 7,290 8,324 12,159 10,736 Note: The above information was requested by advisors to the Ad Hoc First Lien Noteholders Group. Gross wellhead gas volumes from 3P Management database. 5 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021